Supplement dated July 22, 2019
to the Prospectus dated July 2, 2012 for
Protective RetireMAP Variable Annuity
Issued By
Protective Life Insurance Company
RetireMAP Variable Account

This Supplement amends certain information contained in your Prospectus. Please read this Supplement carefully and retain it with your Prospectus for future reference.
Effective June 3, 2019, The Dreyfus Corporation has changed its name to BNY Mellon Investment Adviser, Inc. In addition, also effective June 3, 2019, the names of the following funds have changed as set forth below. The fees, investment objectives, investment strategies, investment advisers or subadvisors of these funds did not change as a result of the name changes.

Current Fund Name	New Fund Name
Dreyfus Growth and Income Portfolio - Initial Shares	BNY Mellon Variable VIF Growth and Income Portfolio - Initial Shares
Dreyfus Appreciation Portfolio - Initial Shares	BNY Mellon Variable Investment Fund, Appreciation Portfolio - Initial Shares
Dreyfus Quality Bond Portfolio - Initial Shares	BNY Mellon Variable Investment Fund, Quality Bond Portfolio - Initial Shares
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio - Initial Shares

Your rights and obligations under your contract and your account value will not change as a result of the name changes.
If you have any questions regarding the information provided in this Supplement, please contact your financial representative or call us toll-free at 1-800-456-6330.

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